                                                                   EXHIBIT 10.99
                                 ROFO AGREEMENT


        This ROFO AGREEMENT (this "Agreement") is made as of the 23rd day of December, 2002 by and among AEW Capital Management, L.P., a Delaware limited partnership ("AEW"), Sunrise Assisted Living, Inc. ("SALI") Sunrise Assisted Living Investments, Inc. ("SALII"), Sunrise Assisted Living Management, Inc., a Virginia corporation ("SALMI") and Sunrise Development, Inc., a Virginia corporation ("SDI").

                                    RECITALS

        A. AEW is a member of Seaport Senior Housing Management, LLC ("Seaport") and has an interest in Federal Street Management, LLC ("Federal Street").


        B. Seaport is a member of AEW Senior Housing Company, LLC, which, in turn, is a member with SALII in AL One Investments, LLC and AL U.S. Development, LLC.

        C. Federal Street is a member of Federal Street Operating, LLC, which, in turn, is a member with SALII in Metropolitan Senior Housing, LLC.

        D. AEW and Sunrise have determined that it is to their mutual benefit for AEW to have a first opportunity with respect to the development of Sunrise Development Properties, subject to and upon the terms and conditions herein set forth.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing and the mutual promises and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, AEW and Sunrise hereby agree as follows:

1.       DEFINITIONS.

         1.1. CERTAIN DEFINITIONS. The following terms shall have the meanings indicated or referred to below, inclusive of their singular and plural forms, except where the context requires otherwise.

         "AL U.S. Development Venture Agreement" means that certain Limited Liability Company Agreement of even date herewith between AEW Senior Housing, LLC and SALII.

         "Entity" means any general partnership, limited partnership, corporation, limited liability company, limited liability partnership, joint venture, trust, business trust, cooperative or association or other comparable business entity.

         "Notice of Opportunity" means a notice given by Sunrise to AEW with respect to any Sunrise Development Property pursuant to Section 2 hereof.

         "Person" means any individual or Entity, and the heirs, executors, administrators, legal representatives, successors and assigns of such Person where the context so permits.

         "Preliminary Information" shall mean, with respect to any prospective Sunrise Development Property, the information and items listed on Exhibit A attached hereto and incorporated herein.

         "Qualified Sunrise Development Property" shall mean a Sunrise Development Property which satisfies all of the criteria set forth Exhibit B attached hereto, as determined by AEW in its reasonable judgment.

         "Related Party" shall mean with respect to any Person, (i) any Person who directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with such Person, or (ii) any Person in which such Person has a twenty-five percent (25%) or more beneficial interest or as to which such Person serves as a trustee or general partner or in a similar fiduciary capacity. A Person shall be deemed to control a Person if it owns, directly or indirectly, at least twenty-five percent (25%) of the ownership interest in such Person or otherwise has the power to direct the management, operations or business of such Person. The term "beneficial owner" is to be determined in accordance with Rule 13d- promulgated by the SEC under the Securities Exchange Act of 1934. Notwithstanding the foregoing or any other provision hereof to the contrary, SALI, SALII, SALMI and SDI shall be deemed to be Related Parties.

         "Right of First Opportunity" is defined in Section 2 below.

         "ROFO Period" shall mean the period commencing on the date hereof and expiring on December 31, 2005, subject to the provisions of Section 2(f) below.

         "ROFO Review Period" is defined in Section 2(b) below.

         "Senior Housing Facilities" means assisted living facilities ("ALFs"), independent living facilities ("ILFs"), dementia care facilities ("DCFs") and other similar health care related businesses principally providing residential facilities and related services therein for elderly and disabled persons.

         "Sunrise" shall mean for purposes of this Agreement SALI, SALII, SALMI, SDI and their respective Related Parties.

         "Sunrise Development Property" shall mean a Senior Housing Facility under development or proposed to be developed by Sunrise in the United States of America.

         "Third Party" means any Person who is not a Member or a Related Party to any Member.

         "Transfer" means to sell, transfer, convey or assign any applicable property or interest therein, including, without limitation, by means of any deed or ground lease or to contribute all or any portion of any such property or interest therein to a joint venture for the purpose of development of such Property.

         1.2. OTHER DEFINITIONS. All initially capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the AL U.S. Development Venture Agreement.

2.       RIGHT OF FIRST OPPORTUNITY.

         During the ROFO Period, Sunrise shall not Transfer or enter into any agreement to Transfer, and shall not permit any of its Related Parties to Transfer or enter into any agreement to Transfer, any Sunrise Development Property (or any direct or indirect beneficial interest therein [excluding sales of shares in SALI so long as same is publicly traded on a nationally recognized exchange]) unless Sunrise shall have provided an opportunity (a "Right of First Opportunity") to AEW to acquire and develop the Sunrise Development Property as herein provided. Sunrise is under no obligation to Transfer any Sunrise Development Property to any Third Party or to AEW, and may develop properties for its own account if Sunrise so desires (it being expressly agreed, however, that development of a Sunrise Development Property for Sunrise's "own account" shall be deemed to mean that the Sunrise Development Property is owned by SALI or SALII or by an Entity in which SALI or SALII owns all of the ownership interests). If Sunrise (or its Related Parties) desires to Transfer a Sunrise Development Property, however, then it shall do so upon the following terms and conditions:

                  (a) Before Sunrise Transfers any Sunrise Development Property during the ROFO Period, Sunrise shall give a Notice of Opportunity to AEW which shall (i) describe the Sunrise Development Property; (ii) set forth costs incurred to date in connection with the acquisition, development, construction and lease-up of the Sunrise Development Property; (iii) set forth a development budget in form and scope consistent with the "Development Budgets" used in the AL U.S. Development Venture Agreement (a "Proposed Development Budget"); (iv) estimate the projected net operating income for the applicable Sunrise Development Property upon Stabilization thereof; (v) attach a summary of the Preliminary Information concerning the applicable Sunrise Development Property in Sunrise's possession or control; and (vi) set forth the terms and conditions under which Sunrise would be willing to accept investment by a Third Party in such Sunrise Development Property (the "ROFO Terms and Conditions"). AEW shall have twenty-one (21) days after delivery of the Notice of Opportunity (the "ROFO Review Period") to review the information (complete copies of which shall be made available at Sunrise's main office) and to accept the Right of First Opportunity upon the ROFO Terms and Conditions by notice given to Sunrise within the ROFO Review Period.

                  (b) If AEW elects to accept any Right of First Opportunity by notice given to Sunrise within the applicable ROFO Review Period, then, within 90 days after the date of notice of such acceptance from the AEW Member (the date of any such notice of acceptance being referred to as a "ROFO Acceptance Date"), Sunrise shall Transfer the Sunrise Development Property upon the ROFO Terms and Conditions to AEW or a joint venture with AEW or its investor clients, as the case may be, subject to the provisions of Section 2(d) below.

                  (c) If AEW fails to give notice of its acceptance of any Right of First Opportunity to Sunrise prior to the expiration of any applicable ROFO Review Period, then AEW shall be deemed to have waived its Right of First Opportunity with respect to the Sunrise Development Property, subject to the provisions of Section 2(d) below.

                  (d)      If:

                  (i) AEW accepts any Right of First Opportunity but the parties are not negotiating in good faith to enter into mutually satisfactory documents effectuating the Transfer ("Transfer Documents") as of the date which is thirty (30) days after the Acceptance Date; or

                  (ii) AEW accepts any Right of First Opportunity but the parties fail to enter into the Transfer Documents within ninety (90) days after the Acceptance Date; or

                  (iii) AEW waives or is deemed to have waived any Right of First Opportunity with respect to any Sunrise Development Property pursuant to Section 1(c) above;

then, in any such case, Sunrise shall have the right to Transfer the applicable Sunrise Development Property to any Third Party at any time without regard to the provisions of Section 2(a) above, and AEW shall have no further obligations with respect thereto; provided, however, that, if, after the expiration of the thirty (30) day period under clause (i) above, the expiration of the ninety (90) day period under clause (ii) above or the date of waiver or deemed waiver of any Right of First Opportunity under clause (iii) above, as the case may be, Sunrise receives any offer from any Third Party which it desires to accept, or makes an offer to any Third Party, with respect to the Transfer of such Sunrise Development Property upon terms and conditions that are materially more favorable to the proposed transferee than the ROFO Terms and Conditions, then Sunrise shall not Transfer the Sunrise Development Property without again offering to Transfer the Sunrise Development Property to AEW in accordance with the provisions of Section 2(a) above (notwithstanding whether the ROFO Period has expired), except that the ROFO Terms and Conditions shall be the revised to match the terms and conditions offered to (or by) the Third Party (it being understood and agreed that the provisions of this Section 2(d) shall also apply with respect to each such subsequent opportunity notwithstanding whether the ROFO Period has expired).

                  (e) All Pursuit Costs incurred by AEW with respect to any Sunrise Development Property for which a Notice of Opportunity is given by Sunrise shall be paid by AEW, unless AEW shall exercise its right to purchase and develop same as set forth herein and actually closes thereon, in which case such Pursuit Costs shall be joint venture expenses.

                  (f) Notwithstanding the foregoing or any provision thereof to the contrary, if AEW shall waive or be deemed to have waived its Right of First Opportunity with respect to four (4) or more Qualified Sunrise Development Properties under Section 2(c) above, then Sunrise shall thereafter have no further obligation to present any Right of First Opportunity to AEW with respect to any Sunrise Development Property.

                  (g) The rights of AEW under this Section shall be subject to the prior rights granted to third parties set forth on Exhibit C attached hereto and incorporated herein. Sunrise hereby agrees that it shall not modify, amend or extend any of such prior rights without the prior written consent of AEW, which may be given or withheld in its sole discretion.

3.       REPRESENTATIONS AND WARRANTIES OF SALI.

                  (a) SALI is a corporation, duly organized and validly existing under the laws of the State of Delaware, and to the extent necessary, duly qualified to do business in each of the states in which a Property is located, with the full power and authority and legal right to carry on its business in the manner and in the locations in which such business has been and is now being conducted by it, to execute and deliver this Agreement and to perform its obligations hereunder.

                  (b) No consent of any third party is required as a condition to the entering into this Agreement by SALI other than such consent as has been previously obtained.

                  (c) The execution and delivery of this Agreement has been duly authorized by SALI and this Agreement constitutes the valid and binding obligation and agreement of SALI, enforceable in accordance with its terms (subject to the effect of bankruptcy, insolvency or creditor's rights generally, and to limitations imposed by general principles of equity).

                  (d) Neither the execution and delivery of this Agreement, nor compliance with the terms and provisions thereof, will result in any breach of the terms, conditions or provisions of, or conflict with or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any Property or the assets of SALI, pursuant to the terms of, any indenture, mortgage, deed of trust, note, evidence of indebtedness, agreement or other instrument to which SALI or any Related Party may be party or by which it or they or any of its or their properties or assets may be bound, or violate any provision of law, or any applicable order, writ, injunction, judgment or decree of any court, or any order or other public regulation of any governmental commission, bureau or administrative agency.

                  (e) Except as in each instance previously disclosed to AEW in writing, there are no judgments presently outstanding and unsatisfied against SALI or any of its assets and neither SALI nor any of its assets is involved in any litigation at law or in equity, or in any proceeding before any court, or by or before any governmental or administrative agency, which judgment, litigation or proceeding could reasonably be anticipated to have a material adverse effect on SALI, any of its Related Parties or any Property, and no such material judgment, litigation or proceeding is, to the best of SALI's knowledge, threatened against SALI or any of its assets, and to the best of SALI's knowledge, no investigation looking toward such a proceeding has begun or is contemplated.

                  (f) No order, permission, consent, approval, license, authorization, registration or validation of, or filing with, or exemption by, any governmental agency, commission, board or public authority is required to authorize, or is required in connection with the execution, delivery and performance by SALI of this Agreement or the taking of any action thereby contemplated, which has not been obtained, other than any such order, permission, consent, approval, license, authorization, registration or validation of, or filing with, or exemption by, any governmental agency, commission, board or public authority required in connection with the ownership or operation of the Properties.

4.       REPRESENTATIONS AND WARRANTIES OF SDI.

                  (a) SDI is a corporation, duly organized and validly existing under the laws of the State of Virginia, and to the extent necessary, duly qualified to do business in each of the states in which a Property is located, with the full power and authority and legal right to carry on its business in the manner and in the locations in which such business has been and is now being conducted by it, to execute and deliver this Agreement and to perform its obligations hereunder.

                  (b) No consent of any third party is required as a condition to the entering into this Agreement by SDI other than such consent as has been previously obtained.

                  (c) The execution and delivery of this Agreement has been duly authorized by SDI and this Agreement constitutes the valid and binding obligation and agreement of SDI, enforceable in accordance with its terms (subject to the effect of bankruptcy, insolvency or creditor's rights generally, and to limitations imposed by general principles of equity).

                  (d) Neither the execution and delivery of this Agreement, nor compliance with the terms and provisions thereof, will result in any breach of the terms, conditions or provisions of, or conflict with or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any Property or the assets of SDI pursuant to the terms of, any indenture, mortgage, deed of trust, note, evidence of indebtedness, agreement or other instrument to which SDI or any Related Party may be party or by which it or they or any of its or their properties or assets may be bound, or violate any provision of law, or any applicable order, writ, injunction, judgment or decree of any court, or any order or other public regulation of any governmental commission, bureau or administrative agency.

                  (e) Except as in each instance previously disclosed to the AEW Member in writing, there are no judgments presently outstanding and unsatisfied against SDI or any of its assets and neither SDI nor any of its assets is involved in any litigation at law or in equity, or in any proceeding before any court, or by or before any governmental or administrative agency, which judgment, litigation or proceeding could reasonably be anticipated to have a material adverse effect on SDI, any of its Related Parties or any Property, and no such material judgment, litigation or proceeding is, to the best of SDI's knowledge, threatened against SDI or any of its assets, and to the best of SDI's knowledge, no investigation looking toward such a proceeding has begun or is contemplated.

                  (f) No order, permission, consent, approval, license, authorization, registration or validation of, or filing with, or exemption by, any governmental agency, commission, board or public authority is required to authorize, or is required in connection with the execution, delivery and performance by SDI of this Agreement or the taking of any action thereby contemplated, which has not been obtained, other than any such order, permission, consent, approval, license, authorization, registration or validation of, or filing with, or exemption by, any governmental agency, commission, board or public authority required in connection with the ownership or operation of the Properties.

5.       REPRESENTATIONS AND WARRANTIES OF SALII.


                  (a) SALII is a corporation, duly organized and validly existing under the laws of the State of Virginia, and to the extent necessary, duly qualified to do business in each of the states in which a Property is located, with the full power and authority and legal right to carry on its business in the manner and in the locations in which such business has been and is now being conducted by it, to execute and deliver this Agreement and to perform its obligations hereunder.

                  (b) No consent of any third party is required as a condition to the entering into this Agreement by SALII other than such consent as has been previously obtained.

                  (c) The execution and delivery of this Agreement has been duly authorized by SALII and this Agreement constitutes the valid and binding obligation and agreement of SALII, enforceable in accordance with its terms (subject to the effect of bankruptcy, insolvency or creditor's rights generally, and to limitations imposed by general principles of equity).

                  (d) Neither the execution and delivery of this Agreement, nor compliance with the terms and provisions thereof, will result in any breach of the terms, conditions or provisions of, or conflict with or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any Property or the assets of SALII pursuant to the terms of, any indenture, mortgage, deed of trust, note, evidence of indebtedness, agreement or other instrument to which SALII or any Related Party may be party or by which it or they or any of its or their properties or assets may be bound, or violate any provision of law, or any applicable order, writ, injunction, judgment or decree of any court, or any order or other public regulation of any governmental commission, bureau or administrative agency.

                  (e) Except as in each instance previously disclosed to the AEW Member in writing, there are no judgments presently outstanding and unsatisfied against SALII or any of its assets and neither SALII nor any of its assets is involved in any litigation at law or in equity, or in any proceeding before any court, or by or before any governmental or administrative agency, which judgment, litigation or proceeding could reasonably be anticipated to have a material adverse effect on SALII, any of its Related Parties or any Property, and no such material judgment, litigation or proceeding is, to the best of SALII's knowledge, threatened against SALII or any of its assets, and to the best of SALII's knowledge, no investigation looking toward such a proceeding has begun or is contemplated.

                  (f) No order, permission, consent, approval, license, authorization, registration or validation of, or filing with, or exemption by, any governmental agency, commission, board or public authority is required to authorize, or is required in connection with the execution, delivery and performance by SALII of this Agreement or the taking of any action thereby contemplated, which has not been obtained, other than any such order, permission, consent, approval, license, authorization, registration or validation of, or filing with, or exemption by, any governmental agency, commission, board or public authority required in connection with the ownership or operation of the Properties.

6.       REPRESENTATIONS AND WARRANTIES OF SALMI.

                  (a) SALMI is a corporation, duly organized and validly existing under the laws of the State of Virginia, and to the extent necessary, duly qualified to do business in each of the states in which a Property is located, with the full power and authority and legal right to carry on its business in the manner and in the locations in which such business has been and is now being conducted by it, to execute and deliver this Agreement and to perform its obligations hereunder.

                  (b) No consent of any third party is required as a condition to the entering into this Agreement by SALMI other than such consent as has been previously obtained.

                  (c) The execution and delivery of this Agreement has been duly authorized by SALMI and this Agreement constitutes the valid and binding obligation and agreement of SALMI, enforceable in accordance with its terms (subject to the effect of bankruptcy, insolvency or creditor's rights generally, and to limitations imposed by general principles of equity).

                  (d) Neither the execution and delivery of this Agreement, nor compliance with the terms and provisions thereof, will result in any breach of the terms, conditions or provisions of, or conflict with or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any Property or the assets of SALMI pursuant to the terms of, any indenture, mortgage, deed of trust, note, evidence of indebtedness, agreement or other instrument to which SALMI or any Related Party may be party or by which it or they or any of its or their properties or assets may be bound, or violate any provision of law, or any applicable order, writ, injunction, judgment or decree of any court, or any order or other public regulation of any governmental commission, bureau or administrative agency.

                  (e) Except as in each instance previously disclosed to the AEW Member in writing, there are no judgments presently outstanding and unsatisfied against SALMI or any of its assets and neither SALMI nor any of its assets is involved in any litigation at law or in equity, or in any proceeding before any court, or by or before any governmental or administrative agency, which judgment, litigation or proceeding could reasonably be anticipated to have a material adverse effect on SALMI, any of its Related Parties or any Property, and no such material judgment, litigation or proceeding is, to the best of SALMI's knowledge, threatened against SALMI or any of its assets, and to the best of

         SALMI's knowledge, no investigation looking toward such a proceeding has begun or is contemplated.

                  (f) No order, permission, consent, approval, license, authorization, registration or validation of, or filing with, or exemption by, any governmental agency, commission, board or public authority is required to authorize, or is required in connection with the execution, delivery and performance by SALMI of this Agreement or the taking of any action thereby contemplated, which has not been obtained, other than any such order, permission, consent, approval, license, authorization, registration or validation of, or filing with, or exemption by, any governmental agency, commission, board or public authority required in connection with the ownership or operation of the Properties.

7.       REPRESENTATIONS AND WARRANTIES OF AEW.

                  (a) AEW is a limited partnership duly organized and validly existing under the laws of the State of Delaware, with full power and authority and legal right to carry on its business in the manner and in the locations in which such business has been and is now being conducted by it, to execute and deliver this Agreement and to perform its obligations hereunder.

                  (b) No consent of any third party is required as a condition to the entering into of this Agreement by AEW other than such consent as has been previously obtained.

                  (c) The execution and delivery of this Agreement has been duly authorized by AEW and this Agreement constitutes the valid and binding obligation and agreement of AEW, enforceable in accordance with its terms (subject to the effect of bankruptcy, insolvency or creditor's rights generally, and to limitations imposed by general principals of equity).

                  (d) Neither the execution and delivery of this Agreement, nor compliance with the terms and provisions hereof, will result in any breach of the terms, conditions or provisions of, or conflict with or constitute a default under, or result in the creation of any lien, charge or encumbrance upon the property or assets of AEW pursuant to the terms of any indenture, mortgage, deed of trust, note, evidence of indebtedness, agreement or other instrument to which AEW or any Related Party may be party or by which it or they or any of its or their properties or assets may be bound, or violate any provision of law, or any applicable order, writ, injunction, judgment or decree of any court, or any order or other public regulation of any governmental commission, bureau or administrative agency.

                  (e) There are no judgments presently outstanding and unsatisfied against AEW or any of its assets and neither AEW nor any of its assets is involved in any litigation at law or in equity, or in any proceeding before any court, or by or before any governmental or administrative agency, which judgment, litigation or proceeding could reasonably be anticipated to have a material adverse effect on AEW or any of its Related Parties or any Property and no such material judgment, litigation or proceeding is, to the best of the AEW's knowledge, threatened against AEW or any of its assets, and to the best of AEW's knowledge, no investigation looking toward such a proceeding has begun or is contemplated.

                  (f) No order, permission, consent, approval, license, authorization, registration or validation of, or filing with, or exemption by, any governmental agency, commission, board or public authority is required to authorize, or is required in connection with the execution, delivery and performance by AEW of this Agreement or the taking of any action thereby contemplated, which has not been obtained, other than any such order, permission, consent, approval, license, authorization, registration or validation of, or filing with, or exemption by, any governmental agency, commission, board or public authority required in connection with the ownership or operation of the Properties.

8.       MISCELLANEOUS.

         8.1.     NOTICES.

                  (a) Any and all notices, demands, consents, approvals, offers, elections and other communications required or permitted under this Agreement (collectively, "notices") shall be deemed adequately given if in writing and the same shall be delivered either in hand or by mail or Federal Express or similar expedited commercial carrier, addressed to the recipient of the notice, postpaid and registered or certified with return receipt requested (if by mail), or with all freight charges prepaid (if by Federal Express or similar carrier).

                  (b) All notices required or permitted to be sent hereunder shall be deemed to have been given for all purposes of this Agreement upon the date of acknowledged receipt and in all other cases, upon the date of receipt or refusal, except that whenever under this Agreement a notice is either received on a day which is not a Business Day or is required to be delivered on or before a specific day which is not a Business Day, the day of receipt or required delivery shall automatically be extended to the next Business Day.

                  (c)      All such notices shall be addressed:

         If to Sunrise, to:

                  Sunrise Assisted Living Management, Inc.
                  7902 Westpark Drive
                  McLean, Virginia 22102
                  Attention:  Legal Department
                  Telecopier:  703-744-1885
         with a copy to:

                  Watt, Tieder, Hoffar & Fitzgerald, L.L.P.
                  7929 Westpark Drive, Suite 400
                  McLean, Virginia 22102
                  Attention: Wayne G. Tatusko, Esq.
                  Telecopier:  703-356-5388

         If to AEW, to:

                  AEW Capital Management, L.P.
                  World Trade Center East
                  Two Seaport Lane
                  Boston, MA 02210-2021
                  Attention: Asset Manager - AEW Senior Housing Company, LLC
                  Telecopier: 617-261-9555

         with a copy to:

                  AEW Capital Management, L.P.
                  World Trade Center East
                  Two Seaport Lane
                  Boston, MA 02210-2021
                  Attention: General Counsel
                  Telecopier No.:  617-261-9555

         with a copy to:

                  Hale and Dorr LLP
                  60 State Street
                  Boston, Massachusetts 02109
                  Attention: Joseph J. Christian, Esq.
                  Telecopier: 617-526-5000

                  (d) By notice given as herein provided, the parties hereto and their respective successors and assigns shall have the right from time to time and at any time during the term of this Agreement to change their respective addresses effective upon receipt by the other parties of such notice and each shall have the right to specify as its address any other address within the United States of America or to add one or two more parties to whom a copy of a notice must be given.

         8.2. AMENDMENTS. This Agreement may be amended only with the written approval of all of the Parties hereto.


         8.3. INTERPRETATION. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia without regard to the principles of conflicts of law. Any dispute arising in connection with this Agreement shall be resolved in a court of competent jurisdiction, and each party hereby submits to the jurisdiction of that court. EACH PARTY HEREBY WAIVES ITS RIGHT TO TRIAL BY JURY IN CONNECTION WITH ANY DISPUTE BETWEEN

ANY OF THE PARTIES TO THIS AGREEMENT ARISING OUT OF THIS AGREEMENT OR THE RIGHTS OR OBLIGATIONS OF THE PARTIES HEREUNDER. The titles of the Articles and Sections in this Agreement are for convenience only and shall not be considered in construing this Agreement. Pronouns used herein shall be construed to refer to the masculine, feminine, neuter, singular and plural as the identity of the individual or entity referred to may require. No provision of this Agreement shall be interpreted as bestowing any rights whatsoever upon any third party other than the Subsidiaries. A cross-reference to another section shall be deemed to be to such section of this Agreement, unless explicitly stated otherwise.

         8.4. COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original.


         8.5. ATTORNEY'S FEES. If any party seeks to enforce such party's rights under this Agreement by legal proceedings or otherwise the non-prevailing party shall be responsible for all costs and expenses in connection therewith, including without limitation, reasonable attorneys' fees and witness fees. In this Section, "non-prevailing party" shall not be meant to refer to a party who initiates or accepts a settlement offer with regards to such legal proceeding.

         8.6. SEVERABILITY. If any provision of this Agreement is determined to be unenforceable for any reason, it shall be adjusted rather than voided, if possible, to achieve the intent of the parties. In any event, all other provisions shall be deemed valid and enforceable to the greatest possible extent.

         8.7. BINDING ON SUCCESSORS. The rights and obligations of the parties under this Agreement shall inure to the benefit of and bind their respective heirs, successors and assigns.

         8.8. CONFIDENTIALITY. Both parties hereto agree to maintain the confidentiality of the financial terms and conditions of this Agreement and to maintain the confidentiality of (a) any financial information provided by one party to the other, and (b) all information contained in any plans, specifications, manuals, forms, contracts, books, records, computer discs and similar materials containing information, invoices and other documents received or maintained by the AEW Member pursuant to this Agreement, other than information that is available from public sources. Either party may, however, disclose any of such information to its agents, directors, officers, employees, advisors, attorneys, affiliates or representatives who require such information for the purpose of performing or assisting in the performance of its obligations or services hereunder, and to investors or lenders or proposed investors or lenders, provided that in all such cases such parties shall be informed of the confidential nature of such information. Either party hereto may also disclose any such information (x) to the extent required by law, regulation (including SEC regulations) or court order provided that such party shall have first, to the extent reasonably practicable, advised the other of the requirement to disclose such information and shall have afforded the other an opportunity to dispute such requirement and seek relief therefrom by legal process, (y) in connection with any suit, action, arbitration or other proceedings between the parties hereto or their respective Related Parties, or (z) to the extent required in connection with the preparation or filing of any tax returns or other filings required by any applicable law. Any press releases or other public announcements concerning the AEW Member, the Venture or the arrangement between the parties shall be mutually approved by both parties in their reasonable discretion.

         8.9. TIME IS OF THE ESSENCE. Time is of the essence with respect to all time or notice deadlines set forth herein; provided, however, this provision shall not affect the rights of any defaulting party hereunder to cure such default within the time periods (if any) explicitly set forth herein, if and as so permitted pursuant to the terms of this Agreement.




                      [This Space Intentionally Left Blank]

EXECUTED as a sealed instrument as of the date first above written.


                               AEW CAPITAL MANAGEMENT, L.P.,
                               a Delaware limited partnership

                               By:      AEW Capital Management, Inc.,
                                        its General Manager

                                           By:  /s/ Christopher A. Kazantis
                                                ---------------------------
                                           Name:   Christopher A. Kazantis
                                                   -----------------------
                                           Title: Vice President
                                                  --------------

                               SUNRISE ASSISTED LIVING MANAGEMENT, INC., a Virginia corporation

                               By: /s/ Daniel B. Gorham
                                   --------------------
                               Name:  Daniel B. Gorham
                                      ----------------
                               Title:  Vice President
                                       --------------
                               SUNRISE DEVELOPMENT, INC., a
                               Virginia corporation

                               By: /s/Daniel B. Gorham
                                   --------------------
                               Name:  Daniel B. Gorham
                                      -----------------
                               Title: Vice President
                                       --------------

                                SUNRISE ASSISTED LIVING, INC.,
                                a Delaware corporation

                                By: /s/ Christian B.A. Slavin
                                    -------------------------
                                Name:  Christian B.A. Slavin
                                       ---------------------
                                Title: Executive Vice President
                                       ------------------------

                                SUNRISE ASSISTED LIVING INVESTMENTS, INC., a Virginia corporation

                                By: /s/Daniel B. Gorham
                                    -------------------
                                Name: Daniel B. Gorham
                                      ----------------
                                Title:  Vice President
                                        --------------

                                    EXHIBITS


              Exhibit                       Description
              -------                       -----------
                 A                          Preliminary Information

                 B                          Criteria for Qualified Sunrise
                                            Development Properties

                 C                          Prior Rights

                                    EXHIBIT A

                             PRELIMINARY INFORMATION


         General.

         1. A term sheet identifying and describing the existing or proposed Senior Housing Facility in general terms, including the ownership, location, permitting status, construction status, tenant and lease status and overall condition thereof, and containing the customary information with respect to the relevant market and the demographics thereof which the Sunrise Member ordinarily obtains.

         General.  With respect to all proposed Senior Housing Facilities:

         1. All title insurance policies or other evidence of title, together with copies of all encumbrances, easements and restrictions and other matters referenced therein or otherwise affecting the property.

         2.       Draft and final surveys of the Property.

         3.       Site Plans relating to the Property, if available.

         4.       Appraisals relating to the Property, if available.

         5.       Inspection Reports.

         6. Zoning, building, land use and licensing opinions and certifications delivered in connection with any prior financing, leasing or acquisition or otherwise relating to the Property.

         7. Copies of real estate tax bills and other municipal, county, state or other assessments for current and three (3) prior years.

         8. Evidence of availability of all gas, water, electric, sewer and other utility services.

         9. All Approvals which have been obtained, including, without limitation, governmental land use and operating permits, building permits, licenses, approvals, notices of violation, variances, special permits, site plan approvals and subdivision approvals.

         10. Residency agreements, license agreements or similar agreements for use and occupancy (if any) allowing any lessees or third parties to use or occupy any portion of the properties, together with all amendments, notices, estoppel certificates or agreements or documentation regarding security deposits.

         11. All available environmental, engineering, archeological and historical studies and reports on the Property, including, without limitation, environmental certifications, Phase 1 reports, Phase II reports; reports re: air quality, asbestos, lead; all logs of borings and testing wells and test results on the property; drainage reports. Any notices, citations or correspondence to or from the DEP, DEM, local, state or national agencies; and all environmental opinions on the property.

         12. All management contracts, service contracts, architectural and engineering agreements, construction contracts, development agreements or other agreements regarding design, development, construction, maintenance or operation of the property.

         15.      Aerial photographs (if available).

         16.      List of all outstanding litigation.

         17. If applicable, a proposed permitting and development schedule with respect to any Approvals that have not been obtained;

         18. Preliminary economic projections (current year and beyond) for the Property;

         19. An outline of the principal critical path items anticipated in connection with the development, construction and lease-up of the Property, including, without limitation, environmental reviews, approvals and orders of conditions, if any, that will be required in connection with the Property; issues concerning zoning, governmental approvals, licensing, operational permits and the like.

         20. All other documents, instruments and reports which Seller has in its possession or control relating to the Property.

                                    EXHIBIT B

              CRITERIA FOR QUALIFIED SUNRISE DEVELOPMENT PROPERTIES


         "As used herein, the term "Selection Criteria #1" shall mean that Qualified Care Giver demand divided by the number of Qualified units in the primary market area is greater than 14. A Sunrise Development Property is a Qualified Sunrise Development Property if the Sunrise Development Property satisfies Selection Criteria #1. If the home fails Selection Criteria Test #1, then the home may still pass the selection criteria if the combined score of Qualified Senior demand divided by the number of qualified units in the PMA and Qualified Care Giver demand divided by the number of qualified units in the PMA is greater than 18. Qualified Care Giver is based on the number of residents who are age 45-64 age head of household with income greater than $75,000 in the Primary Market Area. Qualified Senior is based on the number of residents who are 75 Plus age head of household with income greater than $25,000 in the Primary Market Area. Qualified Units are based on those units that are either opened or in construction and are categorized as a 2B, 2AC, 3B, or 3C utilizing the Sunrise ranking system in effect on the date hereof and are within the Primary Market Area.

         Primary Market Area is an area that is within a five mile radius of the home."

                                    EXHIBIT C

                   PRIOR RIGHTS OF THIRD PARTIES WITH RESPECT
                        TO SUNRISE DEVELOPMENT PROPERTIES


1. Metropolitan Senior Housing - Rights to Properties in Restricted Areas (as defined in the Limited Liability Company Agreement for Metropolitan Senior Housing, LLC).

2. Beach Cities Health District - Rights to Properties within five miles of the Hermosa Beach, California Facility, or anywhere within the Palos Verdes peninsula.

3.       Inova Health Services - Development restrictions in Washington, D.C.
         area.

4. To the extent any future facility may fall within an existing non-compete area granted by Sunrise to another owner, AEW and Sunrise acknowledge that the owner entitled to object may request an interest in the future facility as a condition to consent.



                                      C-1